UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

California	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

(626) 302-2222

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item  5.07Submission of Matters to a Vote of Security Holders.

At Edison International's ("EIX") Annual Meeting of Shareholders on April 22, 2021, five matters were submitted to a vote of the shareholders: (1) the election of eleven directors; (2) ratification of the independent registered public accounting firm; (3) an advisory vote to approve executive compensation; (4) approval of the EIX employee stock purchase plan; and (5) a shareholder proposal regarding proxy access.

Shareholders elected eleven nominees to the Board of Directors. Each of the eleven Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Jeanne Beliveau-Dunn	314,444,395	1,462,923	314,660	19,591,314
Michael C. Camuñez	313,305,287	2,576,542	340,149	19,591,314
Vanessa C.L. Chang	301,214,785	14,698,131	309,062	19,591,314
James T. Morris	313,860,173	2,022,282	339,523	19,591,314
Timothy T. O’Toole	314,464,605	1,407,719	349,654	19,591,314
Pedro J. Pizarro	315,129,474	741,055	351,449	19,591,314
Carey A. Smith	314,525,156	1,339,126	357,696	19,591,314
Linda G. Stuntz	314,037,071	1,837,898	347,009	19,591,314
William P. Sullivan	313,215,334	2,670,587	336,057	19,591,314
Peter J. Taylor	314,575,752	1,276,946	369,280	19,591,314
Keith Trent	314,642,699	1,231,511	347,768	19,591,314

The proposal to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
329,315,954	6,147,547	349,791	N/A

The advisory vote to approve executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
298,143,171	16,659,356	1,419,451	19,591,314

The vote to approve the EIX employee stock purchase plan received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
314,788,085	960,600	473,293	19,591,314

The shareholder proposal regarding proxy access did not receive the affirmative vote of a majority of the votes cast and was not adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
99,847,983	214,789,742	1,584,253	19,591,314

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 23, 2021